NATIONS FUND TRUST

                              INVESTOR A SHARES --
                      NATIONS MARSICO FOCUSED EQUITIES FUND

                         Supplement dated March 17 1999
                       to Prospectus dated August 1, 1998
                       as supplemented on January 19, 1999

         The prospectus for the Investor A Shares of Nations Marsico Focused Equities Fund is hereby supplemented by:

1. The special pricing arrangement disclosed in the prospectus supplement, dated March 8, 1999, for Investor A Shares of Nations Focused Equities Fund was terminated as of the close of business on March 17, 1999.

2. Replacing the footnote 3 at the bottom of the table under "Expenses Summary -- Nations Funds Equity Funds Investor A Shares:"

         3 The Sales Load was temporarily waived for investments of less than $1 million in Investor A Shares of Nations Marsico Focused Equities Fund made between March 15, 1999 and March 17, 1999. Investor A Shares purchased under this special pricing arrangement are subject to a 1% Deferred Sales Charge if redeemed within one year of purchase. See "Investor A Shares -- Charges and Features."

3. Inserting the following as the first paragraph under the sub-heading "Purchases of Shares at Net Asset Value" under the heading "Investor A Shares -- Charges and Features:"

         There was a temporary Sales Load waiver for investments of less than $1 million in Investor A Shares of Nations Marsico Focused Equities Fund made between March 15, 1999 and March 17, 1999. Investor A Shares purchased under this special pricing arrangement are subject to a CDSC equal to 1.00% of the lesser of the market value or the purchase price of the shares being redeemed, if such shares are redeemed within one year of purchase. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions. The Investor A CDSC waiver categories described above are applicable to the CDSC imposed in connection with this special pricing arrangement.